UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2005 (August 12, 2005)

SPRINT NEXTEL CORPORATION

(Exact name of registrant as specified in its charter)

Kansas	1-04721	48-0457967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Edmund Halley Drive, Reston, Virginia	20191
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 433 - 4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement.

Founder’s Grants

On August 12, 2005, in connection with the completion of the merger (the “Merger”) of Nextel Communications, Inc. (“Nextel”) with and into S-N Merger Corp. (the “Surviving Corporation”), a wholly owned subsidiary of Sprint Corporation (“Sprint”) which changed its name to Sprint Nextel Corporation (“Sprint Nextel”), Sprint Nextel awarded to members of its board of directors and its employees 10 restricted stock units, which represent the right to receive 10 shares of Sprint Nextel common stock, par value $2.00 per share, one year from the date of the award. The award will vest immediately if an outside director ceases to be a member of the Sprint Nextel board of directors, or an employee becomes eligible for severance benefits under an applicable Sprint Nextel severance or change of control plan. Termination of employment for any other reason, including retirement, death or disability, will terminate the award. Awards to employees who become employees of the local telecommunications business expected to be spun-off from Sprint Nextel (the “New Local Company”) will continue, unless the New Local Company grants a similar award to its employees, in which case the awards to those employees will terminate. Holders of the awards are not eligible to receive any cash or non-cash dividends that may be declared on Sprint Nextel common stock until the underlying shares are delivered following vesting.

Acceleration of Option Vesting

On August 12, 2005, amendments to the option agreements of Thomas N. Kelly, Sprint Nextel’s Chief Strategy Officer and formerly Executive Vice President and Chief Operating Officer of Nextel, were adopted to provide for the immediate vesting of all such stock options, which represent the right to acquire 580,269 shares of Sprint Nextel common stock.

Amendment to the Supplemental Executive Retirement Plan

On August 12, 2005, amendments to the Sprint Supplemental Executive Retirement Plan (the “SERP”) were adopted, pursuant to which persons employed by Nextel prior to the merger were precluded from participation and accruals under all benefit formulas of the SERP will cease on December 31, 2005 for each participant, except for any participant who is specifically designated to provide services to Sprint Nextel in connection with the New Local Company or a participant to which Sprint Nextel is obligated to provide benefit accruals as of the date of the Merger under an employment agreement.

Outside Director Compensation

On August 12, 2005, the board of directors of Sprint Nextel approved a compensation program for outside directors of Sprint Nextel. Pursuant to the compensation program, outside directors will receive an annual cash retainer of $70,000 and board and committee meeting fees of $2,000 per meeting ($1,000 for telephonic meetings). The compensation program also provides that the chairs of the Audit Committee, Human Capital and Compensation Committee and other committees will receive additional annual retainers of $20,000, $15,000, and $10,000, respectively. In addition, the two co-lead independent directors will receive additional annual retainers of $75,000. Outside directors will also receive an annual grant of $100,000 in restricted stock units that vests one year after grant and telecommunications services and products.

Executive Compensation

On August 12, 2005, the Human Capital and Compensation Committee of the board of directors of Sprint Nextel established base salaries for 2006, short-term incentive/annual cash bonus (“STI”) targets for 2006, long-term incentive (“LTI”) targets for 2006 and synergy targets for the two-year period commencing January 1, 2006 for the executive officers of Sprint Nextel other than Messrs. Donahue, Forsee and Hesse.

The base salary increases range from $8,800 to $150,000, the STI targets and the LTI targets range from 50% to 130% of base salary and 200% to 721% of base salary, respectively, and the synergy targets range from $300,000 to $1,500,000. The performance objectives for the STI, LTI and two-year synergy bonuses have yet to be established, but it is anticipated that such objectives will be based on the operating plans of Sprint Nextel following the Merger. It is anticipated that the actual incentive amounts paid under each of the STI, LTI and two-year synergy bonus programs will be based on actual results in relation to the established performance objectives, and such payments may be greater or less than the targets that have been established.

The following table includes specific information regarding each executive officer of Sprint and Nextel that was named in each company’s summary compensation table for 2004, included in the joint proxy statement/prospectus, dated June 10, 2005, filed as part of Sprint’s registration statement on Form S-4 (Registration Statement No. 333-123333), who is an executive officer of Sprint Nextel.

		2006
Name	Title	Base Salary	STI	LTI	Synergy Target 2006-2007
Thomas N. Kelly, Jr.	Chief Strategy Officer	$750,000	110%	560%	$1,000,000
Leonard J. Kennedy	General Counsel	$500,000	80%	300%	$500,000
Len J. Lauer	Chief Operating Officer	$971,400	130%	721%	$1,500,000
Paul N. Saleh	Chief Financial Officer	$750,000	125%	667%	$1,000,000
Barry J. West	Chief Technology Officer	$425,000	100%	375%	$425,000

Guarantee Supplemental Indenture

The information reported below under Item 2.03 with respect to the Guarantee Supplemental Indenture (as defined below) is incorporated into this Item 1.01 by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 12, 2005, the Merger was consummated. Former Nextel common stockholders will receive 1.26750218 shares of Sprint Nextel common stock and $0.84629198 in cash in exchange for each share of Nextel common stock they own.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Assumption of Nextel Indentures

On August, 12, 2005, in connection with the completion of the Merger, the Surviving Corporation executed supplemental indentures (the “Supplemental Indentures”) to become obligated under the indenture, dated January 26, 2000, between Nextel and BNY Midwest Trust Company, as Trustee, relating to Nextel’s 5.25% Convertible Senior Redeemable Notes due 2010 (the “Convertible Notes,” and such indenture, the “Convertible Notes Indenture”), the indenture, dated January 26, 2001, between Nextel and BNY Midwest Trust Company, as Trustee, relating to Nextel’s 9.5% Senior Serial Redeemable Notes due 2011 (the “9.5% Senior Notes,” and such indenture, the “9.5% Senior Notes Indenture), and the indenture, dated as of July 31,

2003, between Nextel and BNY Midwest Trust Company, as Trustee (the “2003 Senior Notes Indenture,” and together with the Convertible Notes Indenture and the 9.5% Senior Notes Indenture, the “Nextel Indentures”), including the obligations specified in each of the forms of notes issued thereunder. The material terms of the Convertible Notes Indenture, the 9.5% Senior Notes Indenture and the 2003 Senior Notes Indenture and forms of notes thereunder are as follows:

Convertible Notes Indenture

At June 30, 2005, the balance of the Convertible Notes was approximately $607 million. Under the Convertible Notes Indenture, cash interest on the principal amount of the Convertible Notes is payable semi-annually in arrears on January 15 and July 15 of each year, at a rate of 5.25% per annum. The Convertible Notes are convertible at the option of the holders, prior to redemption or maturity, at a conversion price of $57.23 per share (subject to adjustment upon the occurrence of certain events), into a combination of Sprint Nextel common stock and cash, the allocation of which would be based on shares of Sprint Nextel common stock and cash received in exchange for each share of Nextel common stock owned by former Nextel common stockholders in connection with the Merger. The Convertible Notes are redeemable at the Surviving Corporation’s option at specified redemption prices plus accrued interest. The Convertible Notes rank equally with all of the Surviving Corporation’s unsubordinated and unsecured indebtedness. The indebtedness under the Convertible Notes may be accelerated in an Event of Default (as defined in the Convertible Notes Indenture).

9.5% Senior Notes Indenture

At June 30, 2005, the balance of the 9.5% Senior Notes was approximately $88 million. Under the 9.5% Senior Notes Indenture, cash interest on the principal amount of the notes is payable semi-annually in arrears on February 1 and August 1 of each year, at a rate of 9.5% per annum. The notes are redeemable at the Surviving Corporation’s option commencing February 1, 2006 at specified redemption prices plus accrued interest. The notes rank equally with all of the Surviving Corporation’s unsubordinated and unsecured indebtedness. The indebtedness under the 9.5% Senior Notes may be accelerated in an Event of Default (as defined in the 9.5% Senior Notes Indenture).

2003 Senior Notes Indenture

Six series of senior notes have been issued and currently are outstanding under the 2003 Senior Notes Indenture. Prior to August 8, 2005, the following three series of senior notes were issued and outstanding:

•	$2,137,060,000 aggregate principal amount of 7.375% Senior Serial Redeemable Notes due 2015, Series A (the “Series A Notes”);

•	$1,472,900,000 aggregate principal amount of 6.875% Senior Serial Redeemable Notes due 2013, Series B (the “Series B Notes”); and

•	$1,169,886,500 aggregate principal amount of 5.95% Senior Serial Redeemable Notes due 2014, Series C (the “Series C Notes,” and, collectively with the Series A Notes and the Series B Notes, the “Original Notes”).

On August 8, 2005, in accordance with the terms and conditions of an exchange offer commenced by the issuer on July 11, 2005 and which expired at Midnight, New York time, on August 5, 2005, and pursuant to the 2003 Senior Notes Indenture, Nextel accepted for exchange (i) $2,126,849,000 of the Series A Notes for an equal aggregate principal amount of newly issued 7.375% Senior Serial Redeemable Notes due 2015, Series D (the “Series D Notes”); (ii) $1,464,229,000 of the Series B Notes for an equal aggregate principal amount of newly issued 6.875% Senior Serial Redeemable Notes due 2013, Series E (the “Series E Notes”); and (iii) $1,157,164,500 of the outstanding Series C Notes for an equal aggregate principal amount of newly issued 5.95% Senior Serial Redeemable Notes due 2014, Series F (the “Series F Notes” and, collectively with the Series D Notes and the Series E Notes, the “Exchange Notes”).

The material terms of the Series A Notes and Series D Notes, the Series B Notes and Series E Notes, and the Series C Notes and Series F Notes, including their respective interest rates, maturities and redemption terms, are substantially the same, except with respect to certain covenants. The indebtedness under the Original Notes and the Exchange Notes may be accelerated in an Event of Default (as defined in the 2003 Senior Notes Indenture).

Series A Notes and Series D Notes

At August 8, 2005, the aggregate outstanding principal amount of the Series A Notes and Series D Notes was approximately $2.14 billion. Cash interest on these notes is payable semiannually in arrears on February 1 and August 1 at an annual rate of 7.375%. The Surviving Corporation may choose to redeem some or all of these notes commencing on August 1, 2008 at an initial redemption price of 103.688% of the aggregate principal amount of these notes, plus accrued and unpaid interest. On or before August 1, 2006, the Surviving Corporation may choose to redeem a portion of the principal amount of the outstanding notes using the proceeds of one or more sales of qualified equity securities at a redemption price of 107.375% of the notes’ principal amount, plus accrued and unpaid interest to the date of redemption, so long as specified amounts of the principal amount of notes remain outstanding immediately following the redemption. These notes are senior unsecured indebtedness of the Surviving Corporation and rank equal in right of payment with all of the Surviving Corporation’s other unsubordinated, unsecured indebtedness.

Series B Notes and Series E Notes

At August 8, 2005, the aggregate outstanding principal amount of the Series B Notes and Series E Notes was approximately $1.47 billion. Cash interest on these notes is payable semiannually in arrears on April 30 and October 31 at an annual rate of 6.875%. The Surviving Corporation may choose to redeem some or all of these notes commencing October 31, 2008 at an initial redemption price of 103.438% of the aggregate principal amount of these notes, plus accrued and unpaid interest. On or before October 31, 2006, the Surviving Corporation may choose to redeem a portion of the principal amount of the outstanding notes using the proceeds of one or more sales of qualified equity securities at a redemption price of 106.875% of the notes’ principal amount, plus accrued and unpaid interest to the date of redemption, so long as specified amounts of the principal amount of notes remain outstanding immediately following the redemption. These notes are senior unsecured indebtedness of the Surviving Corporation and rank equal in right of payment with all of the Surviving Corporation’s other unsubordinated, unsecured indebtedness.

Series C Notes and Series F Notes

At August 8, 2005, the aggregate outstanding principal amount of the Series C Notes and Series F Notes was approximately $1.17 billion. Cash interest on these notes is payable semiannually in arrears on March 15 and September 15 at an annual rate of 5.95%. The Surviving Corporation may choose to redeem some or all of these notes commencing on March 15, 2009 at an initial redemption price of 102.975% of the aggregate principal amount of these notes, plus accrued and unpaid interest. On or before March 15, 2007, the Surviving Corporation may choose to redeem a portion of the principal amount of the outstanding notes using the proceeds of one or more sales of qualified equity securities at a redemption price of 105.95% of the notes’ principal amount, plus accrued and unpaid interest to the date of redemption, so long as a specified principal amount of notes remains outstanding immediately following the redemption. These notes are senior unsecured indebtedness of the Surviving Corporation and rank equal in right of payment with all of the Surviving Corporation’s other unsubordinated, unsecured indebtedness.

The foregoing descriptions are qualified in their entirety by reference to each of the Nextel Indentures and the Supplemental Indentures, which are filed as Exhibits 4.1.1, 4.1.2, 4.2.1, 4.2.2, 4.3.1, 4.3.2, 4.3.3 and 4.3.4 hereto and incorporated herein by reference, and the forms of the Original Notes and the Exchange Notes, which are filed as Exhibits 4.4, 4.5, 4.6, 4.7, 4.8 and 4.9 hereto and incorporated herein by reference.

Guarantee Supplemental Indenture

On August 12, 2005, the Surviving Corporation, Sprint Nextel and BNY Midwest Trust Company executed a supplemental indenture (the “Guarantee Supplemental Indenture”) to the 2003 Senior Notes Indenture, pursuant to which Sprint Nextel guaranteed the payment obligations of the Surviving Corporation under the Exchange Notes. The indebtedness under the Exchange Notes may be accelerated in an Event of Default (as defined in the 2003 Senior Notes Indenture). BNY Midwest Trust Company has pre-existing relationships with Nextel, including serving as trustee under the Nextel Indentures. The foregoing description of the Guarantee Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Guarantee Supplemental Indenture, which is filed as Exhibit 4.3.5 hereto and incorporated herein by reference.

Assumption of Nextel Credit Facility

In connection with the completion of the Merger, on August 12, 2005, the Surviving Corporation entered into an assumption agreement (the “Assumption Agreement”) in favor of JPMorgan Chase Bank, N.A., pursuant to which the Surviving Corporation succeeded to Nextel under the second amended and restated credit agreement (the “Credit Agreement”), dated July 15, 2004, as amended, among Nextel, Nextel Finance Company (“Nextel Finance”), the other Restricted Companies party thereto, the Lenders Party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent (collectively, the “Other Parties”), as amended by amendment no. 1, dated February 15, 2005 (the “Credit Agreement Amendment”), to the Credit Agreement, and the tranche A term loan agreement (“Term Loan A”), dated January 28, 2005, among Nextel, Nextel Finance, and the Other Parties. The material terms of the Credit Agreement, Term Loan A and the Credit Agreement Amendment are as follows.

As of June 30, 2005, the bank credit facility provided for a total secured financing capacity of up to $6.2 billion, which consisted of a $4.0 billion revolving loan facility that matures on July 31, 2009, of which $1.0 billion had been borrowed and $2.5 billion had been utilized in connection with the issuance of letters of credit, and a $2.2 billion term loan, all of which had been borrowed. Under the terms of Term Loan A, the interest rate automatically will adjust to the applicable rate under the Credit Agreement (the London Interbank Offered Rate (“LIBOR”) plus 100 basis points) on December 31, 2005. Term Loan A will mature on February 1, 2010, at which time the principal of Term Loan A will be payable in one installment, and is subject to the terms and conditions of the revolving credit facility, including provisions that allow the lenders to declare borrowings due immediately in the event of default. The Credit Agreement Amendment, among other things, modified the definition of “Change in Control” to exclude the Merger.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the Assumption Agreement, Credit Agreement, Term Loan A and the Credit Agreement Amendment, which are filed as Exhibits 4.10, 4.11, 4.12 and 4.13 hereto and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

On August 12, 2005, the amendment (the “Amendment”) to the Second Amended and Restated Rights Agreement, dated as of March 16, 2004, became effective. The Amendment was described under Item 3.03 of Sprint’s current report on Form 8-K, filed on June 14, 2005, and such description is incorporated herein by reference. The incorporated description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 4.14 hereto and incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In connection with the completion of the Merger, on August 12, 2005, the board of directors of Sprint appointed Keith J. Bane, William E. Conway, Jr., Timothy M. Donahue, Frank M. Drendel, V. Janet Hill, William E. Kennard and Stephanie M. Shern to the board of directors of Sprint Nextel, effective immediately after the completion of the Merger, for terms expiring at the next annual meeting of stockholders of Sprint Nextel. Messrs. Bane, Conway, Donahue, Drendel and Kennard, Mrs. Hill and Ms. Shern served on the board of directors of Nextel prior to the completion of the Merger.

The following board committee appointments have been made: Messrs. Bane, Conway and James J. Hance, Jr. and Ms. Linda Koch Lorimer have been named to the Audit Committee; Messrs. Bane, Conway, Irvine O. Hockaday, Jr. and William H. Swanson have been named to the Finance Committee; Messrs. Conway, Donahue, Gary D. Forsee and Hockaday have been named to the Executive Committee; Messrs. Gordon M. Bethune, Drendel and Swanson and Mrs. Hill have been named to the Human Capital and Compensation Committee; Ms. Lorimer, Mrs. Hill and Messrs. Hockaday and Kennard have been named to the Nominating and Corporate Governance Committee.

Messrs. Conway and Hockaday have been designated as the two co-lead independent directors.

In connection with and effective upon the completion of the Merger, on August 12, 2005, Dr. E. Linn Draper, Jr., Deborah A. Henretta and Louis W. Smith resigned from the board of directors of Sprint.

In connection with the completion of the Merger, on August 12, 2005, the board of directors of Sprint Nextel appointed Mr. Donahue as Chairman of the Board, Gary D. Forsee as President and Chief Executive Officer, Len J. Lauer as Chief Operating Officer, Paul N. Saleh as Chief Financial Officer, and William G. Arendt as Controller. The information regarding the background of these officers required by Item 401(b), (d) and (e) and Item 404(a) of Regulation S-K, as well as descriptions of the employment agreements of such persons, is set forth (i) under the caption “Executive Officers of the Registrant” in Part I of Nextel’s annual report on Form 10-K for the fiscal year ended December 31, 2004, filed on March 15, 2005; (ii) in Item 10(b) of Part I of Sprint’s annual report on Form 10-K/A for the fiscal year ended December 31, 2004, filed on April 29, 2005; and (iii) under the captions “Sprint Annual Meeting—Proposal 6. Election of Directors—Certain Relationships and Other Transactions,” “Sprint Annual Meeting—Proposal 6. Election of Directors—Employment Contracts—Employment Contract with Mr. Forsee and —Employment Contracts with Mr. Fuller and Mr. Lauer,” “Nextel Annual Meeting—Proposal 3. Election of Directors—Employment Agreements” and “Nextel Annual Meeting—Proposal 3. Election of Directors—Certain Relationships and Related Party Transactions—NII Holdings, —Nextel Partners and —Loan Transaction” in the joint proxy statement/prospectus, dated June 10, 2005, filed as part of Sprint’s registration statement on Form S-4 (Registration Statement No. 333-123333), and such information and descriptions are filed as Exhibit 99.1 and incorporated herein by reference.

Effective August 12, 2005, Robert J. Dellinger, who served as Sprint’s Executive Vice President and Chief Financial Officer and John P. Meyer, who served as Sprint’s Senior Vice President and Controller, are no longer serving in such capacities.

Item 5.03 Amendments to Articles of Incorporation and Bylaws

In connection with the completion of the Merger, the articles of incorporation and bylaws of Sprint Nextel were amended effective August 12, 2005. The bylaws were amended to limit the ability of the board of directors to remove the Chairman for three years following the effective date of the Merger except by a two-thirds vote, to establish the directors who will constitute the Executive Committee of the board of directors and to add provisions regarding the Chairman and the Chief Executive Officer, as contemplated by the agreement and plan of merger, dated as of December 15, 2004, by and among Sprint, Nextel and the Surviving Corporation. The amended and restated articles of incorporation and the amended and restated bylaws of Sprint Nextel are filed as Exhibits 3.1 and 3.2 hereto.

Item 8.01 Other Events.

In connection with the completion of the Merger, Sprint Nextel has assumed and/or become obligated in connection with the agreements or plans set forth as Exhibits 99.2 through 99.16 in Item 9.01(c) of this report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements specified in Rule 3-05(b) of Regulation S-X were included in Nextel’s annual report on 10-K for the fiscal year ended December 31, 2004, filed on March 15, 2005, and Nextel’s quarterly report on Form 10-Q for the quarter ended June 30, 2005, filed on July 29, 2005. Portions of those reports containing the required financial statements are filed as Exhibits 99.17 and 99.18, respectively, and incorporated herein by reference.

(b) Pro Forma Financial Information.

To be filed by amendment if required.

(c) Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Exhibit Description
3.1	Amended and Restated Articles of Incorporation of Sprint Nextel Corporation.

3.2	Amended and Restated Bylaws of Sprint Nextel Corporation.

4.1.1

Indenture dated January 26, 2000 between Nextel and BNY Midwest Trust Company, as Trustee, relating to Nextel’s 5.25% Convertible Senior Redeemable Notes due 2010 (filed January 26, 2000 as Exhibit 4.1 to Nextel’s current report on Form 8-K and incorporated herein by reference).

4.1.2

First Supplemental Indenture to the Convertible Notes Indenture, dated August 12, 2005, between Nextel Communications, Inc. (f/k/a S-N Merger Corp.) and BNY Midwest Trust Company (filed August 18, 2005 as Exhibit 4.2 to the Surviving Corporation’s current report on Form 8-K (the “Surviving Corporation 8-K”) and incorporated herein by reference).

4.2.1

Indenture dated January 26, 2001, between Nextel and BNY Midwest Trust Company, as Trustee, relating to Nextel’s 9.5% Senior Serial Redeemable Notes due 2011 (filed January 29, 2001 as Exhibit 4.1 to Nextel’s current report on Form 8-K and incorporated herein by reference).

4.2.2

First Supplemental Indenture to the 9.5% Senior Notes Indenture, dated August 12, 2005, between Nextel Communications, Inc. (f/k/a S-N Merger Corp.) and BNY Midwest Trust Company (filed August 18, 2005 as Exhibit 4.1 to the Surviving Corporation 8-K and incorporated herein by reference).

4.3.1

Indenture, dated as of July 31, 2003, between Nextel Communications, Inc. and BNY Midwest Trust Company, as Trustee (filed August 8, 2003 as Exhibit 4.1 to Nextel’s quarterly report on Form 10-Q for the quarter ended June 30, 2003 (the “2003 Second Quarter 10-Q”) and incorporated herein by reference).

4.3.2

First Supplemental Indenture to the 2003 Notes Indenture, dated August 8, 2005, between Nextel Communications, Inc. and BNY Midwest Trust Company (filed August 9, 2005 as Exhibit 4.1 to Nextel’s current report on Form 8-K (the “August 2005 8-K”) and incorporated herein by reference).

4.3.3	Second Supplemental Indenture to the 2003 Notes Indenture, dated August 8, 2005, between Nextel Communications, Inc. and BNY Midwest Trust Company (filed August 9, 2005 as Exhibit 4.2 to the August 2005 8-K and incorporated herein by reference).

4.3.4	Third Supplemental Indenture to the 2003 Notes Indenture, dated August 12, 2005, between Nextel Communications, Inc. (f/k/a S-N Merger Corp.) and BNY Midwest Trust Company (filed August 18, 2005 as Exhibit 4.3 to the Surviving Corporation 8-K and incorporated herein by reference).

4.3.5	Fourth Supplemental Indenture to the 2003 Notes Indenture, dated August 12, 2005, between Nextel Communications, Inc. (f/k/a S-N Merger Corp.), Sprint Nextel Corporation and BNY Midwest Trust Company.

4.4	Form of Series A 7.375% senior serial redeemable note due 2015 (filed August 9, 2005 as Exhibit 4.3 to the August 2005 8-K and incorporated herein by reference).

4.5	Form of Series B 6.875% senior serial redeemable note due 2013 (filed as Exhibit 4.4 to the August 2005 8-K and incorporated herein by reference).

4.6	Form of Series C 5.95% senior serial redeemable note due 2014 (filed as Exhibit 4.5 to the August 2005 8-K and incorporated herein by reference).

4.7	Form of Series D 7.375% senior serial redeemable note due 2015 (filed as Exhibit 4.6 to the August 2005 8-K and incorporated herein by reference).

4.8	Form of Series E 6.875% senior serial redeemable note due 2013 (filed as Exhibit 4.7 to the August 2005 8-K and incorporated herein by reference).

4.9	Form of Series F 5.95% senior serial redeemable note due 2014 (filed as Exhibit 4.8 to the August 2005 8-K and incorporated herein by reference).

4.10	Assumption Agreement, dated as of August 12, 2005, by Nextel Communications, Inc. (formerly, S-N Merger Corp.) in favor of JPMorgan Chase Bank, N.A. (formerly known as JP Morgan Chase Bank), as administrative agent.

4.11	Second Amended and Restated Credit Agreement dated July 15, 2004 among Nextel, Nextel Finance Company, the other Restricted Companies party thereto, the Lenders Party thereto, and JPMorgan Chase Bank, N.A. as Administrative Agent and Collateral Agent (filed August 9, 2004 as Exhibit 4.1 to Nextel’s quarterly report on Form 10-Q for the quarter ended June 30, 2004 (the “2004 Second Quarter 10-Q”) and incorporated herein by reference).

4.12	Tranche A Term Loan Agreement dated January 28, 2005 among Nextel, Nextel Finance Company, the other Restricted Companies party thereto, the Lenders Party thereto, and JPMorgan Chase Bank as Administrative Agent and Collateral Agent (filed February 3, 2005 as Exhibit 4 to Nextel’s current report on Form 8-K and incorporated herein by reference).

4.13	Amendment No. 1 dated February 15, 2005 to the Second Amended and Restated Credit Agreement dated July 15, 2004 among Nextel, Nextel Finance Company, the other Restricted Companies party thereto, the Lenders Party thereto, and JPMorgan Chase Bank, N.A. as Administrative Agent and Collateral Agent (filed February 17, 2005 as Exhibit 4.1 to Nextel’s current report on Form 8-K and incorporated herein by reference).

4.14	Amendment to Second Amended and Restated Rights Agreement between Sprint Corporation and UMB Bank, n.a., as Rights Agent, dated as of June 17, 2005 (filed August 8, 2005 as Exhibit 4(d) to Sprint’s quarterly report on Form 10-Q for the quarter ended June 30, 2005 and incorporated herein by reference).

99.1	Information incorporated by reference from (i) Nextel’s annual report on Form 10-K for the fiscal year ended December 31, 2004, filed on March 15, 2005; (ii) Sprint’s annual report on Form 10-K/A for the fiscal year ended December 31, 2004, filed on April 29, 2005; and (iii) the joint proxy statement/prospectus, dated June 10, 2005, filed as part of Sprint’s registration statement on Form S-4 (Registration Statement No. 333-123333).

99.2	Nextel Amended and Restated Associate Stock Purchase Plan (filed April 16, 2004 as Annex A to Nextel’s proxy statement in connection with its 2004 annual meeting of stockholders and incorporated herein by reference).

99.3	Nextel Amended and Restated Cash Compensation Deferral Plan (filed December 13, 2004 as Exhibit 10.1 to Nextel’s current report on Form 8-K and incorporated herein by reference).

99.4	Nextel Change of Control Retention Bonus and Severance Pay Plan dated July 14, 1999 (filed April 2, 2001 as Exhibit 10.12 to Nextel’s annual report on Form 10-K for the year ended December 31, 2000 and incorporated herein by reference).

99.5	First Amendment, dated September 19, 2002, to Nextel’s Change of Control Retention Bonus and Severance Pay Plan (filed November 14, 2002 as Exhibit 10.1 to Nextel’s quarterly report on Form 10-Q for the quarter ended September 30, 2002 and incorporated herein by reference).

99.6	Second Amendment, dated August 12, 2005, to Nextel Change of Control Retention Bonus and Severance Pay Plan.

99.7	Nextel Communications, Inc. 2004/2005 Long-Term Incentive Plan (filed March 11, 2004 as Exhibit 10.6.9 to Nextel’s annual report on Form 10-K for the year ended December 31, 2003 and incorporated herein by reference).

99.8.1	Employment Agreement, effective as of July 1, 2003, by and between Nextel Communications, Inc. and Timothy M. Donahue (filed August 8, 2003 as Exhibit 10.1 to the 2003 Second Quarter 10-Q and incorporated herein by reference).

99.8.2	Letter, dated December 15, 2004, from Timothy M. Donahue to Nextel (filed December 17, 2004 as Exhibit 10.1 to Nextel’s current report on Form 8-K and incorporated herein by reference).

99.8.3	Amendment No. 1, dated as of March 15, 2005, to the Employment Agreement dated as of July 1, 2003, by and among Nextel Communications, Inc. and Timothy M. Donahue (filed March 15, 2005 as Exhibit 10.1 to Nextel’s current report on Form 8-K and incorporated herein by reference).

99.9	Employment Agreement dated April 1, 2004 between Thomas N. Kelly, Jr. and Nextel (filed May 10, 2004 as Exhibit 10.2.1 to the 2004 First Quarter 10-Q and incorporated herein by reference).

99.10	Employment Agreement dated April 1, 2004 between Paul N. Saleh and Nextel (filed May 10, 2004 as Exhibit 10.2.2 to the 2004 First Quarter 10-Q and incorporated herein by reference).

99.11	Employment Agreement dated April 1, 2004 between Barry J. West and Nextel (filed May 10, 2004 as Exhibit 10.2.3 to the 2004 First Quarter 10-Q and incorporated herein by reference).

99.12	Employment Agreement dated April 1, 2004 between Leonard J. Kennedy and Nextel (filed May 10, 2004 as Exhibit 10.2.4 to the 2004 First Quarter 10-Q and incorporated herein by reference).

99.13	Employment Agreement, dated as of March 15, 2005, by and among Nextel Communications, Inc. and William G. Arendt (filed March 15, 2005 as Exhibit 10.2 to Nextel’s current report on Form 8-K and incorporated herein by reference).

99.14	Form of Deferred Share Agreement (Employee Form) under the Nextel Amended and Restated Incentive Equity Plan (filed November 8, 2004 as Exhibit 10.1 to Nextel’s quarterly report on Form 10-Q for the quarter ended September 30, 2004 (the “2004 Third Quarter 10-Q”) and incorporated herein by reference).

99.15	Form of Deferred Share Agreement — Recognition Award under the Nextel Amended and Restated Incentive Equity Plan (filed March 2, 2005 as Exhibit 10.1 to Nextel’s current report on Form 8-K and incorporated herein by reference).

99.16	Nextel Severance Benefits Plan (filed March 29, 2002 as Exhibit 10.9 to Nextel’s annual report on Form 10-K for the year ended December 31, 2001 and incorporated herein by reference).

99.17	Audited consolidated financial statements of Nextel and its subsidiaries included in Nextel’s annual report on 10-K for the fiscal year ended December 31, 2004, filed on March 15, 2005.

99.18	Unaudited condensed consolidated financial statements of Nextel and its subsidiaries included in Nextel’s quarterly report on Form 10-Q for the quarter ended June 30, 2005, filed on July 29, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPRINT NEXTEL CORPORATION

/s/ Gary D. Begeman
By:	Gary D. Begeman Vice President

Date: August 18, 2005

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation of Sprint Nextel Corporation.

3.2	Amended and Restated Bylaws of Sprint Nextel Corporation.

4.3.5	Fourth Supplemental Indenture to the 2003 Senior Notes Indenture, dated August 12, 2005, between Nextel Communications, Inc. (f/k/a S-N Merger Corp.), Sprint Nextel Corporation and BNY Midwest Trust Company.

4.10	Assumption Agreement, dated as of August 12, 2005, by Nextel Communications, Inc. (formerly, S-N Merger Corp.) in favor of JPMorgan Chase Bank, N.A. (formerly known as JP Morgan Chase Bank), as administrative agent.

99.1	Information incorporated by reference from (i) Nextel’s annual report on Form 10-K for the fiscal year ended December 31, 2004, filed on March 15, 2005; (ii) Sprint’s annual report on Form 10-K/A for the fiscal year ended December 31, 2004, filed on April 29, 2005; and (iii) the joint proxy statement/prospectus, dated June 10, 2005, filed as part of Sprint’s registration statement on Form S-4 (Registration Statement No. 333-123333).

99.6	Second Amendment, dated August 12, 2005, to Nextel Change of Control Retention Bonus and Severance Pay Plan.

99.17	Audited consolidated financial statements of Nextel and its subsidiaries included in Nextel’s annual report on 10-K for the fiscal year ended December 31, 2004, filed on March 15, 2005.

99.18	Unaudited condensed consolidated financial statements of Nextel and its subsidiaries included in Nextel’s quarterly report on Form 10-Q for the quarter ended June 30, 2005, filed on July 29, 2005.